Berwyn Fund

(Ticker Symbol: BERWX)

A series of The Chartwell Funds

Supplement dated December 29, 2017, to the

Prospectus and Statement of Additional Information (“SAI”),

both dated July 17, 2017, as supplemented.

Lee Grout will be leaving Chartwell Investment Partners, LLC and will no longer serve as portfolio manager of the Berwyn Fund effective December 29, 2017. David C. Dalrymple will replace Mr. Grout as portfolio manager of the Berwyn Fund. Accordingly, the “Portfolio Manager” section on page 5 of the Prospectus is replaced with the following:

David C. Dalrymple is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Dalrymple has served as Chartwell’s Managing Partner and Senior Portfolio Manager since 1997 and has served as a portfolio manager of the Berwyn Fund since December 2017.

The first sentence of the first paragraph under the heading entitled “Portfolio Managers” beginning on page 38 of the Prospectus deleted in its entirety and replaced with the following:

David C. Dalrymple, CFA is primarily responsible for the day-to-day management of the Berwyn Fund

The following paragraph is added under the heading entitled “Portfolio Managers” beginning on page 38 of the Prospectus:

David C. Dalrymple, CFA, has 31 years of investment experience. Mr. Dalrymple has been with Chartwell since its inception in 1997. He has served as Chartwell’s Managing Partner and Senior Portfolio Manager since 1997. During the past nineteen years, Mr. Dalrymple has been the lead portfolio manager of the firm’s Small Cap Value strategy serving institutional, high net worth, and mutual fund sub-advisory clients. Mr. Dalrymple is part of a dedicated investment team of four investment professionals. From 1991 to 1997, Mr. Dalrymple served as Portfolio Manager at Delaware Investment Advisers, managing a small cap value mutual fund, the Value Fund, and assisting in managing mutual funds and institutional assets in small and mid-cap styles. Prior to joining Delaware Investment Advisers, Mr. Dalrymple was an assistant portfolio manager at Lord Abbett & Co. managing mid-cap value and small-cap growth products. Mr. Dalrymple holds a Bachelor of Science degree in Business Management from Clarkson University and an MBA from Cornell University’s Johnson School and is a Chartered Financial Analyst.

The first sentence of the first paragraph under the heading entitled “Portfolio Managers” beginning on page B-35 of the SAI is deleted in its entirety and replaced with the following:

The Berwyn Fund is managed by David C. Dalrymple, CFA.

The following are added under the section entitled “Other Accounts Managed by the Portfolio Managers” beginning on page B-35 of the SAI:

As of November 30, 2017, information on other accounts managed by the Berwyn Fund’s portfolio manager is as follows.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Billion)
David C. Dalrymple, CFA	3	$303	1	$0.9	44	$1.8

	Number of Accounts with Advisory Fee Based on Performance
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)
David C. Dalrymple, CFA	0	$0	0	$0	1	$40

The following is added to the “Ownership of the Funds by Portfolio Managers” on page B-37 of the SAI:

The following chart sets forth the dollar range of securities owned by the portfolio manager of the Berwyn Fund as of November 30, 2017.

Dollar Range of Fund Shares Owned In (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, Over $1,000,000)
Name of Portfolio Manager	Berwyn Fund	Berwyn Income Fund	Chartwell Mid Cap Value Fund	Chartwell Small Cap Value Fund	Chartwell Short Duration High Yield Fund
David C. Dalrymple, CFA	None	None	None	None	None

All references to Lee Grout in the Prospectus and SAI are hereby deleted in their entirety.

Please file this Supplement with your records.